UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2007

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 25, 2007, the Board of Directors of Parker-Hannifin Corporation, an Ohio corporation (the “Company”), authorized and declared a dividend of one right (each, a “Right” and, collectively, the “Rights”), payable on the later of (i) certification by the New York Stock Exchange, Inc. to the Securities and Exchange Commission that the Rights have been approved for listing and registration and (ii) immediately following the close of business on February 17, 2007 (the “Record Time”), for each outstanding share of common stock, par value $.50 per share (“Common Stock”), of the Company held of record at the close of business on the Record Time, or issued after the Record Time and prior to the Separation Time (as hereinafter defined), or issued after the Separation Time pursuant to options and convertible securities outstanding at the Separation Time. The Rights will be issued pursuant to a Shareholder Protection Rights Agreement, dated as of February 8, 2007 and effective as of the Record Time (the “Rights Agreement”), between the Company and National City Bank, as Rights Agent (the “Rights Agent”). The existing Shareholder Protection Rights Agreement, dated as of January 31, 1997, between the Company and National City Bank, as successor rights agent to Wachovia Bank of North Carolina, N.A. and KeyBank National Association, a National Banking Association, and the rights issued pursuant to such agreement, will expire in accordance with their terms as of the Record Time. Each Right entitles its registered holder to purchase from the Company, after the Separation Time, one share of Common Stock, for $240 (the “Exercise Price”), subject to adjustment as and to the extent set forth in the Rights Agreement.

Each Right will be evidenced by the certificate for the associated share of Common Stock (or, if the Common Stock shall be uncertificated, by the registration of the associated share of Common Stock on the stock transfer books of the Company and confirmation thereof by the Company) until the close of business on the earlier of (either, the “Separation Time”) (i) the tenth Business Day (as defined in the Rights Agreement) (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person (as defined in the Rights Agreement) commences a tender or exchange offer which, if consummated, would result in such Person’s becoming an Acquiring Person (as defined below), and (ii) the tenth Business Day (the “Flip-in Date”) after the first date of public announcement by the Company (by any means) that any Person has become an Acquiring Person (the “Stock Acquisition Date”), or such earlier or later date as the Board of Directors may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred, but not to beyond the thirtieth day after the Stock Acquisition Date; provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time; and provided further that if any tender or exchange offer referred to in clause (i) above is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed never to have been made. An “Acquiring Person” is any Person who is or becomes a Beneficial Owner (as defined in the Rights Agreement) of 15% or more of the outstanding shares of Common Stock, which term shall not include (i) the Company, any wholly-owned subsidiary of the Company or any employee stock ownership or other employee benefit plan of the Company, (ii) any Person who was the Beneficial Owner of 15% or more of the outstanding shares of Common Stock on the date the Rights Agreement was entered into or who shall become the Beneficial Owner of 15% or more of the outstanding Common Stock solely as a result of an acquisition of Common Stock by the Company, until such time as such Person acquires additional Common Stock, other than through a stock dividend or stock split, (iii) any Person who acquires Beneficial Ownership of 15% or more of the outstanding shares of Common Stock without any plan or intent to seek or affect control of the Company, if such Person promptly divests sufficient securities so that such 15% or greater Beneficial Ownership ceases or (iv) any Person who Beneficially Owns shares of Common Stock consisting solely of one or more of (A) shares acquired pursuant to the grant or exercise of an option granted by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-in Date, (B) securities owned by such Person or its Affiliates or Associates at the time of such grant or (C) securities, amounting to less than 1% of the outstanding Common Stock in the aggregate, acquired by Affiliates or Associates of such Person after the time of such grant. The Rights Agreement provides that, until the Separation Time, the Rights will be transferred with and only with the associated shares of Common Stock. Common Stock certificates issued after the Record Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend, certificates evidencing shares of Common Stock issued and outstanding at the Record Time shall also evidence one Right for each share of Common Stock evidenced thereby. If the Common Stock issued after the Record Time but prior to the Separation Time shall be uncertificated, the registration of such Common Stock on the stock transfer books of the Company shall evidence one Right for each share of Common Stock represented thereby and the Company shall mail to every Person that holds such Common Stock a confirmation of the registration of such Common Stock on the stock transfer books of the Company, which confirmation will have impressed, printed, written or stamped thereon or otherwise affixed thereto the above legend. Promptly following the Separation Time, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of Common Stock at the Separation Time.

The Rights will not be exercisable until the Business Day following the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) the close of business on February 17, 2017, (iii) the date on which the Rights are redeemed as described below and (iv) upon the consolidation, merger or share exchange of the Company into another corporation pursuant to an agreement entered into prior to a Flip-in Date (in any such case, the “Expiration Time”).

The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.

In the event that prior to the Expiration Time a Flip-in Date occurs, each Right (other than Rights Beneficially Owned by the Acquiring Person or any Affiliate or Associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock of the Company having an aggregate Market Price (as defined in the Rights Agreement), on the Stock Acquisition Date, equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date, elect to exchange all (but not less than all) of the then outstanding Rights, and if there is insufficient authorized but unissued shares of Common Stock to permit the exercise in full of the Rights, each Right will automatically be exchanged (excluding, in either case, Rights Beneficially Owned by the Acquiring Person or any Affiliate or Associate thereof, which Rights shall become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, or such lesser number of shares of Common Stock as is available to be issued in exchange for all non-void Rights, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Separation Time (the “Exchange Ratio”). Immediately upon the action by the Board of Directors electing to exchange the Rights or upon the automatic exchange of the Rights (the “Exchange Time”), the right to exercise the Rights will terminate and each non-void Right, whether or not previously exercised, will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio.

In the event that prior to the Expiration Time the Company enters into, consummates or permits to occur a transaction or series of transactions, on or after a Flip-in Date in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a share exchange with any other Person if, at the time of consummation of the consolidation, merger or share exchange or at the time the Company enters into an agreement with respect to such consolidation, merger or share exchange, the Acquiring Person controls the Board of Directors of the Company and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such consolidation, merger or share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Common Stock or (B) the Person with whom the transaction or series of transactions occurs is the Acquiring Person or an Affiliate or Associate thereof or (ii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its subsidiaries (taken as a whole) to any Person (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such Persons which are Affiliates or Associates or otherwise acting in concert, if, at the time the Company (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person controls the Board of Directors of the Company (a “Flip-over Transaction or Event”), the Company shall take such action as shall be necessary to ensure, and shall not enter into, consummate or permit to occur such Flip-over Transaction or Event unless and until it shall have entered into a supplemental agreement with the Person engaging in such Flip-over Transaction or Event or the parent corporation thereof (the “Flip-over Entity”), for the benefit of the holders of the Rights (the terms of which shall be reflected in an amendment to the Rights Agreement entered into with the Rights Agent), providing that, upon consummation or occurrence of the Flip-over Transaction or Event, (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of capital stock (or similar equity interest) of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement.

The Board of Directors of the Company may, at its option, at any time prior to the close of business on the Flip-in Date, redeem all (but not less than all) the then outstanding Rights at a price of $0.01 per Right (the “Redemption Price”), as provided in the Rights Agreement.

Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors, for each Right so held.

The holders of Rights will, solely by reason of their ownership of Rights, have no rights as shareholders of the Company, including, without limitation, the right to vote or to receive dividends.

The Rights will not prevent a takeover of the Company. However, the Rights may cause substantial dilution to a person or group that acquires 15% or more of the Common Stock unless the Rights are first redeemed by the Board of Directors of the Company. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Company and its stockholders because the Rights can be redeemed on or prior to the Flip-in Date, before the consummation of such transaction.

As of January 31, 2007 there were 115,862,465 shares of Common Stock issued and outstanding, and 15,522,611 shares reserved for issuance pursuant to employee benefit plans. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have Rights attached.

A copy of the Rights Agreement (which includes as Exhibit A the forms of Rights Certificate and Election to Exercise) is attached as Exhibit 1 to the Company’s Form 8-A Registration Statement filed on February 8, 2007 and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibit thereto.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

4.1	Shareholder Protection Rights Agreement, dated as of February 8, 2007, between Parker-Hannifin Corporation and National City Bank, as Rights Agent, which includes the Forms of Rights Certificate and of Election to Exercise as Exhibit A (incorporated by reference to Exhibit 1 to Parker-Hannifin Corporation’s Form 8-A filed on February 8, 2007 — Commission File No. 1-4982).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

	By:	/s/ Thomas A. Piraino, Jr.
Thomas A. Piraino, Jr.
Vice President and Secretary

Date: February 8, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1	Shareholder Protection Rights Agreement, dated as of February 8, 2007, between Parker-Hannifin Corporation and National City Bank, as Rights Agent, which includes the Forms of Rights Certificate and of Election to Exercise as Exhibit A (incorporated by reference to Exhibit 1 to Parker-Hannifin Corporation’s Form 8-A filed on February 8, 2007— Commission File No. 1-4982).